Exhibit 10.5

EXECUTION COPY

AMENDMENT TO

SUPPLEMENTAL PAYMENT AGREEMENT

This AMENDMENT TO SUPPLEMENTAL PAYMENT AGREEMENT (this “Amendment”) is made as of April 15, 2013, by and among Prospect Global Resources, Inc., a Delaware corporation (“Prospect”), American West Potash LLC, a Delaware limited liability company (the “Company”), and The Karlsson Group, Inc., an Arizona corporation (“Karlsson”), with respect to the following facts:

RECITALS

WHEREAS, Prospect, the Company, and Karlsson entered into that certain Supplemental Payment Agreement dated as of August 1, 2012 (the “Original Agreement”);

WHEREAS, Prospect Global Resources, Inc., a Nevada corporation, Prospect, the Company and Karlsson entered into that certain Extension Agreement dated as of the date hereof (the “Extension Agreement”); and

WHEREAS, it is a condition to the effectiveness of the Extension Agreement that Prospect, the Company, and Karlsson amend the Original Agreement.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.              Amendment.

a.              Amendment to Introductory Paragraph. The definition of the term “Parties” is hereby amended to include the Company as a Party, as well as Prospect and Karlsson.

b.              Amendment to Section 1(a). The word “fourth (4th)” in Section 1(a) of the Original Agreement is hereby replaced with “fifth (5th)”.

c.               Amendment to Section 4(g).  Section 4(g) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“g. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Prospect nor the Company may assign its rights and obligations hereunder without the prior written consent of Karlsson, which consent shall not be unreasonably withheld or delayed. Karlsson may assign this Agreement and its rights hereunder.”

2.              Miscellaneous.

a.              Reaffirmation of Representations and Warranties. Each of Prospect and the Company makes and reaffirms as of the date hereof each of the representations and warranties set forth in Section 2 of the Original Agreement.

b.              No Other Amendment. Except as expressly amended in this Amendment, all provisions of the Original Agreement shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Original Agreement.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Original Agreement, the provisions of this Amendment shall govern.

c.               Relation to Original Agreement.  This Amendment constitutes an integral part of the Original Agreement.  Upon the effectiveness of this Amendment, each reference in the Original Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Original Agreement, shall mean and be a reference to the Original Agreement as amended hereby.

d.              Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

e.               Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

f.                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Arizona, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

PROSPECT GLOBAL RESOURCES, INC.,
a Delaware corporation

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

THE KARLSSON GROUP, INC.,
an Arizona corporation

By:	/s/ Anders Karlsson
Name:	Anders Karlsson
Title:	President

[Signature Page - Amendment to Supplemental Payment Agreement]